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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): FEBRUARY 8, 1999 (February 4,
                                     1999)


                           SIMON PROPERTY GROUP, L.P.
             (Exact name of registrant as specified in its charter)


    DELAWARE                           333-11491                34-1755769
(State or other                       (Commission              (IRS Employer
jurisdiction of                       File Number)           Identification No.)
incorporation)


                           115 WEST WASHINGTON STREET
                           INDIANAPOLIS, INDIANA      46204
                           (Address of principal    (Zip Code)
                               executive offices)


Registrant's telephone number, including area code:       (317) 636-1600


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

                  Simon Property Group, L.P. (the "Operating Partnership") is filing this Current Report on Form 8-K in connection with the offering and sale of $300,000,000 aggregate principal amount of its 6-3/4% Notes due February 9, 2004 and $300,000,000 aggregate principal amount of its 7-1/8% Notes due February 9, 2009 (collectively, the "Notes") pursuant to the registration statement on Form S-3 (Registration No. 333-33545) (the "Registration Statement"), the prospectus dated October 15, 1997, and the related prospectus supplement dated February 4, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) The exhibits listed on the Exhibit Index on page 4 of this Report are filed as part of this Report and as part of the Registration Statement.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  Dated:  February 8, 1999


                           SIMON PROPERTY GROUP, L.P.


                           By: Simon Property Group, Inc.,
                                    Managing General Partner


                           By:      /s/ James M. Barkley
                                    ---------------------------
                                    James M. Barkley, Secretary
                                    and General Counsel


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                                  EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

         1.1      Amended and Restated Underwriting Agreement, dated February 4,
                  1999

         1.2      Terms Agreement, dated February 4, 1999, relating to the Notes

         4.1      Form of Seventh Supplemental Indenture relating to the Notes

         4.2      Form of 6-3/4% Notes due February 9, 2004

         4.3      Form of 7-1/8% Notes due February 9, 2009

         5 Opinion of Baker & Daniels, special counsel to the Registrant, as to the legality of the Notes

         12       Computation of ratio of earnings to fixed charges

         23 Consent of Baker & Daniels (contained in the opinion filed as Exhibit 5 hereto)